SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 1999



                        RECKSON SERVICE INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Delaware
                            (STATE OF INCORPORATION)


        0-30162                                           11-3383642
(COMMISSION FILE NUMBER)                           (IRS EMPLOYER ID. NUMBER)

          10 East 50th Street                                 10022
          New York, New York                               (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 931-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.

         Reckson Service Industries, Inc. ("RSI" or the "Company") announced today that the Company and a wholly-owned subsidiary will purchase all of the 4,694,560 shares of Series A Convertible Preferred Stock, 626,202 shares of the Series B Convertible Preferred Stock and 704,184 warrants and 15,000 options to purchase Class A Common Stock of VANTAS Incorporated ("VANTAS") owned by Cahill, Warnock Strategic Partners Fund L.P., Strategic Associates, L.P., and David L. Warnock (collectively, the "Sellers") as a result of the lapse of a right of first refusal of certain VANTAS stockholders (the "Tag Along Holders") pursuant to the terms of a stockholder's agreement. The terms and conditions of the purchase and sale were reported on the Company's Current Report on Form 8-K filed October 12, 1999.

         In addition, certain Tag Along Holders have exercised their "tag along" rights to sell their VANTAS securities together with, and generally on the same terms as, the Sellers. Tag Along Holders have until October 30, 1999 to exercise their tag along rights. In addition, the Company has contracted to acquire indirectly additional shares in VANTAS from entities affiliated with John Halpern.

         It is estimated that upon consummation of the transaction RSI's ownership in VANTAS will increase from approximately 35% to between approximately 77% and 95%, depending upon whether other Tag Along Holders exercise their rights to sell their shares. RSI's additional investment will range from $82 million of cash and 2.0 million shares of RSI common stock to $121 million of cash and 3.0 million shares of RSI common stock, depending on the level of participation of the Tag Along Holders.

         VANTAS is the largest owner of executive office suites in the United States, with 190 suites.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               The Registrant hereby incorporates by reference its Current Reports on Form 8-K/A as heretofore filed with the Securities and Exchange Commission on March 24, 1999 and September 20, 1999.

         (B)   PRO FORMA FINANCIAL INFORMATION.

               The pro forma financial statements were prepared based on the Company increasing its ownership in VANTAS to 77%.

               Reckson Service Industries, Inc.
               --------------------------------

               Reckson Service Industries, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

               Reckson Service Industries, Inc. Unaudited Pro Forma Condensed Consolidating Statement of Operations for the six months ended June 30, 1999

               Reckson Service Industries, Inc. Unaudited Pro Forma Condensed Consolidating Statement of Operations for the year ended December 31, 1998

               Notes to Unaudited Pro Forma Consolidated Financial Statements

               VANTAS Incorporated
               -------------------

               The Registrant hereby incorporates by reference its Current Reports on Form 8-K/A as heretofore filed with the Securities and Exchange Commission on March 24, 1999 and September 20, 1999.

         (C)   EXHIBITS

               23.0     Consent of PricewaterhouseCoopers LLP

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma financial statements are presented for illustrative purposes only and are not indicative of the financial position or results of operations of future periods or the results that actually would have been realized had RSI (i) acquired directly and through various subsidiaries approximately $24 million of Series D Convertible Stock ("Series D") of VANTAS Incorporated ("VANTAS"), for the specified periods and (ii) purchased an additional 42% interest in VANTAS from third parties for approximately $82 million in cash and issuance of 1,985,602 shares of RSI common stock valued at $19 per share. As a result of the purchase RSI will increase its basic beneficial ownership of VANTAS to 77% and accordingly, will consolidate the operations of VANTAS. Although the precise mix of the sources of funds for this transaction has not been finalized, for purposes of these pro formas the source has been assumed to be debt on the same terms as the Company's existing credit facility. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of RSI as filed on Form 10-K for the year ended December 31, 1998, the historical financial statements of RSI as filed on Form 10-Q for the six months ended June 30, 1999, the historical financial statements of VANTAS as filed September 20, 1999 on Form 8-K/A for the six months ended June 30, 1999, and the historical financial statements of VANTAS as filed on Form 8-K/A on March 24, 1999 for the year ended December 31, 1998.

The following pro forma financial statements of RSI give effect to increase in the beneficial ownership percentage. The pro forma financial statements are based on the historical financial statements and the notes thereto of RSI, and VANTAS. The pro forma adjustments are preliminary and based on management's estimates of the value of the tangible and intangible assets acquired.

The pro forma balance sheet of RSI assumes that the purchases of Series D and an additional 42% interest in VANTAS occurred on June 30, 1999. The pro forma statements of operations of RSI for the six months ended June 30, 1999 and for the year ended December 31, 1998 assume that the purchases of Series D and the additional 42% interest in VANTAS occurred as of January 1, 1998.


RECKSON SERVICE INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 1999
(UNAUDITED)

                                           RSI             VANTAS
                                        UNAUDITED         UNAUDITED         PRO FORMA
                                        HISTORICAL        HISTORICAL       ADJUSTMENTS            ELIMINATIONS(2)        PRO FORMA
                                       -------------      ----------       -----------            --------------         ---------
ASSETS
Cash                                   $    192,714      $  2,002,516      $ 24,000,000           $           -        $ 26,195,230
Restricted cash                                   -         1,253,371                 -                       -           1,253,371
Investment in RSVP Holdings LLC          28,112,162                 -                 -                       -          28,112,162
Investment in Onsite Ventures, LLC       12,278,500                 -                 -                       -          12,278,500
Investment in VANTAS                     29,982,096                 -       142,769,572(1),(2)     (172,751,668)                  -
Advances to VANTAS                        6,000,000                 -        (6,000,000)(1)                   -                   -
Affiliate receivables                     1,951,182                 -           973,000                       -           2,924,182
Accounts receivables                              -         7,730,706                 -                       -           7,730,706
Intangible assets, net                            -       179,681,076                 -              70,783,982         250,465,058
Property and equipment, net                 203,986        49,138,215                 -                       -          49,342,201
Other assets, net                         2,060,217        17,972,536                 -                       -          20,032,753
                                       -------------     -------------     -------------          ---------------      -------------

TOTAL ASSETS                           $ 80,780,857      $257,778,420      $161,742,572           $(101,967,686)       $398,334,163
                                       =============     =============     =============          ===============      =============

LIABILITIES AND SHAREHOLDERS'
EQUITY

Accounts payable and accrued
expenses                               $  5,839,029      $ 16,096,590      $          -           $            -       $ 21,935,619
Credit facilities                        67,006,239                 -       100,016,134(1),(2)                 -        167,022,373
Capital lease obligation                          -         2,598,965                 -                        -          2,598,965
Deferred rent payable                             -        14,949,131                 -                        -         14,949,131
Notes payable - other                             -         6,000,000        (6,000,000)(1)                    -                  -
Notes payable - bank                              -        91,675,000                 -                        -         91,675,000
Tenant's security deposits                        -        17,627,847                 -                        -         17,627,847
Other liabilities                                 -        11,652,398                 -                        -         11,652,398
                                       -------------     -------------     -------------          ---------------      -------------

TOTAL LIABILITIES                        72,845,268       160,599,931        94,016,134                        -        327,461,333
                                       -------------     -------------     --------------         ---------------      -------------

MINORITY INTEREST                                 -                 -                 -               25,210,803 (8)     25,210,803
TOTAL REDEEMABLE PREFERRED STOCK                  -        97,244,271        30,000,000(1)          (127,244,271)                 -
                                       -------------     -------------     -------------          ---------------      -------------

SHAREHOLDERS' EQUITY

Common Stock, $.01 par value                248,118            49,019            19,856                  (49,019)           267,974
Additional paid in capital               27,883,897         3,133,608        37,706,582               (3,133,608)        65,590,479
Retained earnings (deficit)             (20,196,426)       (2,298,409)                -                2,298,409        (20,196,426)
Note receivable from issuance of stock            -          (950,000)                -                  950,000                  -
                                       -------------     -------------     -------------          ---------------      -------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                   $ 80,780,857      $257,778,420      $161,742,572           $ (101,967,686)      $398,334,163
                                       =============     =============     =============          ===============      =============


RECKSON SERVICE INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

                                       RSI HISTORICAL           PRO FORMA            PRO FORMA
                                          UNAUDITED              VANTAS(3)          ADJUSTMENTS             PRO FORMA
                                       --------------           ----------          -----------             ---------
REVENUES
Interest income                        $  1,187,620           $           -        $     (67,500)(5)       $  1,120,120
Management fee income                       166,667                       -                    -                166,667
Office rentals                                    -              64,963,251                    -             64,963,251
Support services                                  -              45,943,771                    -             45,943,771
                                       -------------          -------------        --------------          -------------

TOTAL REVENUES                            1,354,287             110,907,022              (67,500)           112,193,809
                                       -------------          -------------        --------------          -------------

Equity in loss of RSVP Holdings,
LLC                                      (1,953,705)                      -                    -             (1,953,705)
Equity in loss of On-Site
Ventures, LLC                               (69,907)                      -                    -                (69,907)
Equity in earning of VANTAS                 488,310                       -             (488,310)(3)                  -
                                       -------------          -------------        --------------          -------------

TOTAL EQUITY IN EARNINGS (LOSS)
ON INVESTMENTS                           (1,535,302)                      -             (488,310)            (2,023,612)
                                       -------------          -------------        --------------          -------------

EXPENSES
Rent                                              -              41,757,546                    -             41,757,546
Support services                                  -              16,040,330                    -             16,040,330
Center general and administrative                 -              30,528,345                    -             30,528,345
Professional fees                           457,543                       -                    -                457,543
Terminated transaction costs                413,908                       -                    -                413,908
General and administrative
expenses                                  7,776,904               5,808,387                    -             13,585,291
Interest expense, net                     2,961,366               5,294,286            6,000,968(4)          14,256,620
Depreciation and amortization                     -               6,884,852            1,179,733(7)           8,064,585
Other expense, net                                -                 866,802                    -                866,802
                                       -------------          -------------        --------------          -------------

TOTAL EXPENSES                           11,609,721             107,180,548            7,180,701            125,970,970
                                       -------------          -------------        --------------          -------------

Minority Interest                                 -                       -             (443,997)(8)           (443,997)
Provisions for Income taxes                       -              (1,787,622)                   -             (1,787,622)
                                       -------------          -------------        --------------          -------------

NET (LOSS) INCOME                      $(11,790,736)          $   1,938,852        $  (8,180,508)          $(18,032,392)
                                       =============          =============        ==============          =============

Basic and diluted net loss per
weighted average common share                ($0.48)                                                             ($0.73)
Basic and diluted weighted             =============                                                       =============
average common shares outstanding        24,699,285                                                          24,699,285
                                       =============                                                       =============


RECKSON SERVICE INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
(UNAUDITED)


                                             RSI
                                          HISTORICAL           PRO FORMA            PRO FORMA
                                          UNAUDITED             VANTAS(3)           ADJUSTMENTS           PRO FORMA
                                          ----------           ----------           -----------           ---------
REVENUES
Interest income                          $   1,006,551         $           -        $         -         $  1,006,551
Management fee income                          277,778                     -                  -              277,778
Other Income                                    58,175             1,295,560                  -            1,353,735
Office rentals                                       -           128,587,526                  -          128,587,526
Support services                                     -            83,230,588                  -           83,230,588
                                         --------------        --------------       ------------        -------------

TOTAL REVENUES                               1,342,504           213,113,674                  -          214,456,178
                                         --------------        --------------       ------------        -------------

Equity in loss of RSVP Holdings,
LLC and other investments                   (3,840,926)                    -                  -           (3,840,926)
Equity in loss of On-Site
Ventures, LLC                                  (30,555)                    -                  -              (30,555)
Equity in loss of Reckson
Executive Centers, Inc.                       (149,079)                    -         149,079 (6)                   -
Equity in earnings of
Interoffice Superholdings
Corporation                                     54,161                     -         (54,161) (6)                  -
                                         --------------        --------------       ------------        -------------

TOTAL EQUITY IN EARNINGS (LOSS)
ON INVESTMENTS                              (3,966,399)                    -             94,918           (3,871,481)
                                         --------------        --------------       ------------        -------------

EXPENSES

Rent                                                 -            79,196,289                  -           79,196,289
Support services                                     -            31,774,871                  -           31,774,871
Center general and administrative                    -            48,333,163                  -           48,333,163
Professional fees                              457,901                     -                  -              457,901
Terminated transaction costs                 1,220,694                     -                  -            1,220,694
General and administrative
expenses                                     2,086,989            17,090,348                  -           19,177,337
Interest expense, net                        1,651,200            10,857,373         12,001,936(4)        24,510,509
Depreciation and amortization                   39,179            11,243,537          2,359,466(7)        13,642,182
                                         --------------        --------------       ------------        -------------

TOTAL EXPENSES                               5,455,963           198,495,581         14,361,402          218,312,946
                                         --------------        --------------       ------------        -------------

Loss before minority interest,
cumulative effect of
change in accounting principle
and provisions for income taxes             (8,079,858)           14,618,093        (14,266,484)          (7,728,249)
                                         --------------        --------------       ------------        -------------

Minority interest                                                                    (1,813,631)(8)       (1,813,631)
Cumulative effect of change in
accounting principle                           (67,945)                    -                  -              (67,945)

Provisions for income taxes                          -            (6,698,307)                 -           (6,698,307)
                                         --------------        --------------       ------------        -------------

NET (LOSS) INCOME                        $  (8,147,803)        $   7,919,786       $(16,080,115)        $(16,308,132)
                                         ==============        ==============      =============        =============

Basic and diluted net loss per
weighted average common share                   ($0.56)                                                       ($1.12)
Basic and diluted weighted               ==============                                                 =============
average common shares outstanding           14,522,513                                                    14,522,513
                                         ==============                                                 =============


Notes to Unaudited Pro Forma Consolidated Financial Statements:

(1) On July 29, 1999, RSI purchased approximately $17.5 million of Series D Convertible Preferred Stock ("Series D") of VANTAS Incorporated ("VANTAS"), through a $11.5 million draw on its $100 million credit facility ("RSI Facility") from Reckson Operating Partnership L.P. and converted $6.0 million of notes receivables. Additionally, on August 4, 1999 and September 14, 1999 RSI purchased approximately $5.3 million and $973,000, respectively of Series D through draws under the RSI Facility, as a result of these purchases RSI increased its basic beneficial ownership in VANTAS from 26% to 35%.

(2) Subsequent to August 4, 1999, RSI signed certain agreements which in conjunction with existing "tag along" rights appears likely to result in RSI purchasing an additional 42% of VANTAS from third parties for approximately $82 million in cash and the issuance of 1,985,602 shares of RSI common stock valued at $19 per share. These pro forma consolidated financial statements assume that RSI completed the $82 million purchase through the use of proceeds from a credit facility on terms similar to its existing credit facility. As a result, RSI's pro forma balance sheet and statements of operations have reflected and accounted for its investment in VANTAS under the consolidated method of accounting, all the necessary eliminations have been recorded.

(3) The RSI unaudited pro forma results of operations for the six months ended June 30, 1999 and year ended December 31, 1998 assume that RSI increased its beneficial ownership in VANTAS to 77% on January 1, 1998. The VANTAS unaudited pro forma results of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 were based on unaudited historical results of operations adjusted for acquisitions. Refer to RSI's Form 8-K/A dated September 20, 1999 for more detail.

(4) To record interest expense associated with the additional draws of approximately $16.8 million and approximately $82 million under the RSI Facility at an interest rate of 12%.

(5) Elimination of interest income recognized on the $6.0 million of notes receivable that were converted into VANTAS Series D Shares.

(6) On January 8, 1999 Interoffice Superholdings Corporation ("Interoffice") and Reckson Executive Centers, Inc. ("REC") merged with VANTAS. Prior to the merger, RSI held partial ownership of Interoffice and REC. The unaudited pro forma statements of operations assume that the merger occurred on January 1, 1998, as a result any income or (loss) associated with REC and Interoffice for the period prior to the merger were eliminated.

(7) Amortization expense on goodwill associated with the purchase of the Series D and the remaining 42% interest in VANTAS by RSI as if the purchase occurred on January 1, 1998. Goodwill is being amortized over a 30 year period based on RSI's assessment of the significant barriers to entry due to the rapid consolidation in the executive suites business. The goodwill adjustment represents amortization for six months and twelve months respectively, which were not included in the historical results.

(8) Represents the minority interest of VANTAS at 23%, as a result of RSI's consolidation of VANTAS.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RECKSON SERVICE INDUSTRIES, INC.



                                     By:  /s/  Michael Maturo
                                          --------------------
                                          Michael Maturo
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer


Date:  October 14, 1999